Exhibit 99.3

CUSTOMER FAQ

Q: Who is Multimedia Games? Where are they headquartered? What do they do?
A: Multimedia Games [Nasdaq: MGAM] is a gaming company headquartered in Austin, Texas, that develops and distributes gaming products.  Like PokerTek, MGAM sells its own proprietary units as well as leases these units through revenue-sharing arrangements. MGAM also supplies the central determinant system for the video lottery terminals ("VLTs") installed at racetracks in New York.   Visit www.multimediagames.com for additional information.

Q: When will the merger be complete?
A: The merger is expected to be completed in calendar 2014, subject to various closing conditions and a vote by PokerTek shareholders.

Q: Will the company name change?
A: No, not initially. After closing, PokerTek will simply be held as a subsidiary of Multimedia Games.

Q: Will the new company continue to be publicly traded?
A: The new company will be a subsidiary of Multimedia Games, a publicly traded company, but the subsidiary will not be publicly traded.

Q: What will happen to the product lines?
A: In the short term, product lines will not change. We expect that MGAM may make small modifications to the product, but generally the product will remain as they currently operate.

Q: Will I continue to work with the same people as I have in the past?
A: Yes, at this time there are no immediate plans to make significant organizational changes. You can expect to receive the same high level of service and support.

Q: Will your product pricing structure change?
A: At this time, there are no plans to change the current product pricing structure.

Q: Will the training and support services you offered in the past still be available?
A: Yes, at this time there are no plans to change our training and support offerings. You can expect to receive the same high level of service and support.

Q: What does this merger mean for me as a customer?
A: Once the transaction is complete, customers will see a more comprehensive product line, a commitment to innovative games, and continued quality support and resources.

EMPLOYEE FAQ

Q: Who is Multimedia Games? Where are they headquartered? What do they do?
A: Multimedia Games [Nasdaq: MGAM] is a gaming company headquartered in Austin, Texas, that develops and distributes gaming products.  Like PokerTek, MGAM sells its own proprietary units as well as leases these units through revenue-sharing arrangements. MGAM also supplies the central determinant system for the video lottery terminals ("VLTs") installed at racetracks in New York.   Visit www.multimediagames.com for additional information.

Q: What are the benefits to our employees and customers from the transaction?
A: The merger will allow for greater financial stability and we will benefit from MGAM’s experience and support allowing us to improve our product offerings and market penetration. Upon closing, the combined company will have a full portfolio of complimentary gaming devices available for its customers.

Q: When will the merger be complete?
A: The merger is expected to be completed in calendar 2014 subject to various closing conditions and a vote by PokerTek shareholders.

Q: Will the company name change?
A: No, not initially. After closing, PokerTek will become a subsidiary of Multimedia Games.

Q: Will PokerTek continue to be publicly traded?
A: PokerTek will be a subsidiary of Multimedia Games, a publicly traded company, however, PokerTek will not be publicly traded.

Q:  How certain is the closing of the transaction?
A: The transaction is subject to approval by PokerTek’s shareholders, approval by gaming regulators, and the satisfaction of other customary conditions.

Q: What happens if the transaction is not completed?
A: If the transaction is not completed for any reason, PokerTek will remain an independent public company and its common stock will continue to be traded on Nasdaq. No shareholder will be entitled to receive the consideration described in the merger agreement for his or her PokerTek common stock or stock options if the transaction is not completed.

Q. How will the transaction affect PokerTek’s common stock?
A: At closing, each outstanding share of PokerTek common stock issued will be converted into the right to receive $1.35 in cash, without interest, less any applicable withholding taxes.

Q: What will happen to my PokerTek stock options in connection with the transaction?
A: Each outstanding PokerTek stock option (whether vested or unvested) will be fully vested upon the closing of the transaction and will be converted into the right to receive a cash payment equal to the excess, if any, of $1.35 over the exercise price of such option, without interest, less any applicable withholding taxes.

Q: What will happen to my PokerTek restricted stock units in connection with the transaction?
A: All outstanding PokerTek restricted stock units (whether vested or unvested), which provide by its terms for accelerated vesting, will be fully vested upon PokerTek shareholder approval of the transaction and the shares issuable upon settlement will be treated as issued and outstanding shares of PokerTek common stock at the effective time of the transaction and will be automatically cancelled and converted into the right to receive $1.35 in cash, without interest, less any applicable withholding taxes.

Q: What should employees expect until the closing of the transaction?
A: It is anticipated that the transaction will be completed in the third calendar quarter of 2014. Between now and the change of ownership, it will be “business as usual” at PokerTek and there should be no changes in employees daily activities. PokerTek will be operating in the ordinary course of business in accordance with the terms of the merger agreement.  Please note that until the closing of the transaction, MGAM and PokerTek will remain independent companies and will continue to operate independently.

Q: Will I become a MGAM employee?
A: Until the closing, you will remain an employee of PokerTek and after closing, you will remain an employee of PokerTek as a wholly owned subsidiary of MGAM.  MGAM has not yet determined how the subsidiary will be structured long-term.

Q: Will there be changes in management?
A: Some changes will occur as a result of the merger but MGAM has not yet determined how management may be affected.

Q: What will happen to my employee benefits, compensation and 401(k) as a result of the transaction?
A: Changes to benefits, if any, will be undertaken in compliance with legal and contractual obligations. Currently there is no plan for any specific changes to employees’ salary or benefits following the change in ownership.

Q: How will this affect my customers?
A: At this time, your customers should see no changes in the level of service they receive or type of products we offer.

Q: What can I tell my customers?
A: Until the transaction is closed, there is not a great deal to share.  You should feel confident in letting them know that in no way this will this disturb the service or products we provide to them.

ADDITIONAL INFORMATION

The proxy statement that PokerTek plans to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders will contain information about PokerTek, MGI, the proposed merger, and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from PokerTek by mail, shareholders will also be able to obtain the proxy statement, as well as other filings containing information about PokerTek, without charge, from the SEC's website (www.sec.gov) or, without charge, from PokerTek by mail or from the PokerTek website (www.pokertek.com). This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of PokerTek. PokerTek and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PokerTek shareholders with respect to the proposed merger. Information regarding any interests that the executive officers and directors of PokerTek may have in the transaction will be set forth in the proxy statement. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with Securities and Exchange Commission in connection with the proposed merger.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and PokerTek’s expectations, beliefs and intentions. All forward looking statements included in this communication are based on information available to PokerTek on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,’ “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond PokerTek’s control.  These factors include (A) failure to obtain shareholder approval or failure to satisfy other conditions required for the consummation of the merger, (B) failure or delay in consummation of the transaction for other reasons, (C) changes in laws or regulations, (D) changes in the financial or credit markets or economic conditions generally and (E) other risks as are mentioned in reports filed by PokerTek with the Securities and Exchange Commission from time to time. PokerTek does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this and other PokerTek communications.